UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 7, 2002

Date of Earliest Event Reported:  November 7, 2002

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11908	13-3684956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN  55344

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 944-5600

Item 9.            REGULATION FD DISCLOSURE

                On November 7, 2002, Department 56, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended September 28, 2002, with the Securities and Exchange Commission.  Accompanying the Quarterly Report as correspondence were the transmittal letter and certification of the Company’s Chief Executive Officer, Susan E. Engel, and Chief Financial Officer, Timothy J. Schugel, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350 (Subsections (a) & (b)), attached as exhibits hereto.

                The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2002, or as a separate disclosure document.  The information included in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

/s/ Susan E. Engel
Susan E. Engel
Chief Executive Officer

Dated: November 7, 2002

EXHIBIT INDEX

Exhibit	Exhibit
Number	Name

99.1	Transmittal Letter, dated November 7, 2002.
99.2	Certification of Chief Executive Officer.
99.3	Certification of Chief Financial Officer.